Exhibit 10.1

                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of July 1, 1999, between GP Strategies Corporation, a Delaware corporation with principal executive offices at 9 West 57th Street, Suite 4170, New York, New York 10019 (the "Company"), and Scott N. Greenberg, residing at 9 Eli Circle, Morganville, New Jersey 07751 ("Employee").


                               W I T N E S S E T H

         WHEREAS, the Company desires to employ Employee upon the terms and subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants, and conditions herein contained and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

         Section 1.        Employment.

         The Company hereby agrees to continue to employ Employee, and Employee hereby agrees to continue to serve the Company, all upon the terms and subject to the conditions set forth in this Agreement.

         Section 2.        Capacity and Duties.

         Employee is and shall be employed in the capacity of Executive Vice President of the Company and shall have the duties, responsibilities, and authorities normally performed by the executive vice president of a company and such other duties, responsibilities, and authorities as are assigned to him by the Board of Directors of the Company (the "Board") so long as such additional duties, responsibilities, and authorities are consistent with Employee's position and level of authority as Executive Vice President of the Company. Employee shall devote substantially all of his business time and attention to promote and advance the business of the Company.

         Section 3.        Term of Employment.

         Unless sooner terminated in accordance with the provisions of this Agreement, the term of employment of Employee by the Company pursuant to this Agreement shall be for the period (the "Employment Period") commencing on the date hereof and ending on June 30, 2004; provided, however, that if this Agreement has not been terminated in accordance with the provisions hereof prior to June 30, 2002, the Employment Period shall be extended on June 30, 2002 to June 30, 2005.



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         Section 4.        Place of Employment.

         Employee's principal place of work shall be located at the principal offices of the Company, currently located in New York, New York. The Company's principal offices shall not be relocated outside of the New York/New Jersey Metropolitan Area without Employee's consent.

         Section 5.        Compensation.

         During the Employment Period, subject to all the terms and conditions of this Agreement and as compensation for all services to be rendered by Employee under this Agreement, the Company shall pay to or provide Employee with the following:

                  (a) Base Salary. Commencing July 1, 1999, the Company shall pay to Employee a base annual salary at the rate of $250,000. Each July 1 during the Employment Period, commencing July 1, 2000, the base annual salary shall be increased, as determined by the Board, by a minimum of the greater of (i) 3% and
(ii) the percentage increase in the Consumer Price Index (as hereinafter defined) in effect for the month of April preceding the July 1 in question compared to the Consumer Price Index in effect for the prior month of April. The "Consumer Price Index" shall mean the Consumer Price Index for all Urban Consumers published by the Bureau of Labor Statistics, United States Department of Labor, or the supplement or successor thereto if publication of such index should be discontinued. The base salary will be payable at such intervals (at least monthly) as salaries are paid generally to other executive officers of the Company.

                  (b) Signing Bonus. Upon execution of this Agreement, the Company shall pay to Employee a $300,000 signing bonus.

                  (c)  Bonus.  Each  December  during  the  Employment   Period,
commencing in 2000, the Board shall determine Employee's bonus (the "Bonus") for the year then ending, based upon the formula attached hereto as Schedule A.

                  (d) Options. The Company shall grant to Employee under its option plan, options to purchase 100,000 shares of the common stock of the Company at an exercise price equal to the market price on the date of grant. Such options shall vest 20% on the date hereof and 20% on each July 1 commencing July 1, 2000, shall terminate on June 30, 2004, and shall accelerate as provided in Section 11(d)(ii)(C).

                  (e) Vacation. Employee shall be entitled to vacation in accordance with the Company's policy for its senior executives. Vacation may be carried into the subsequent year if not used in the year earned.



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                  (f)  Automobile.  The Company shall  provide  Employee with an automobile of his choice (comparable to the automobile currently provided by the Company to Employee) at the Company's expense and shall pay the maintenance, gas, and insurance expenses in connection with such automobile. Such automobile shall be equipped with a car phone to be paid for by the Company.

                  (g) Life and Disability Insurance. The Company shall maintain the existing life and disability insurance policies covering Employee.

                  (h) Employee Benefit Plans. Employee shall be entitled to participate in all employee benefit plans maintained by the Company for its senior executives or employees, including without limitation the Company's medical and 401(k) plans.

         Section 6.        Expenses.

         The Company shall reimburse Employee for all reasonable expenses (including, but not limited to, business travel and customer entertainment expenses) incurred by him in connection with his employment hereunder in accordance with the written policy and guidelines established by the Company for executive officers.

         Section 7.        Non-Competition, Non-Solicitation.

                  Employee agrees that he will not during the period he is employed by the Company under this Agreement or otherwise and for a period of nine months thereafter, directly or indirectly, (a) solicit the employment of, or encourage to leave the employment of the Company or any of its subsidiaries, any person who is now employed by the Company or any of its subsidiaries, (b) hire any employee or former employee of the Company or any of its subsidiaries, or (c) compete with or be engaged in the same business as the Company or any of its subsidiaries, or be employed by, or act as consultant or lender to, or be a director, officer, employee, owner, or partner of, any business or organization which, during the period Employee is employed by the Company under this Agreement or otherwise, directly or indirectly competes with or is engaged in the same business as the Company or any of its subsidiaries, except that in each case the provisions of this Section 7 will not be deemed breached merely because Employee owns not more than 1% of the outstanding common stock of a corporation, if, at the time of its acquisition by Employee, such stock is listed on a national securities exchange, is reported on NASDAQ, or is regularly traded in the over-the-counter market by a member of a national securities exchange. If the Employment Period ends on June 30, 2005, the Company shall pay Employee during the period after the Employment Period that Employee is subject to this
Section 7, provided that Employee is in full compliance with this Section 7, at the rate of his base annual salary received from the Company during the last year of the Employment Period, payable at such intervals (at least monthly) as salaries are paid generally to executive officers of the Company, which obligation shall cease after nine months or such earlier time as the Company, in its sole discretion, releases Employee from the provisions of this Section 7.

         Section 8.        Patents.



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                  Any  interest in  patents,  patent  applications,  inventions, copyrights, developments, and processes ("Such Inventions") which Employee now or hereafter during the period he is employed by the Company under this Agreement or otherwise may own or develop relating to the fields in which the Company or any of its subsidiaries may then be engaged shall belong to the Company; and forthwith upon request of the Company, Employee shall execute all such assignments and other documents and take all such other action as the Company may reasonably request in order to vest in the Company all his right, title, and interest in and to Such Inventions free and clear of all liens, charges, and encumbrances.

         Section 9.        Confidential Information.

                  All confidential information which Employee may now possess, may obtain during or after the Employment Period, or may create prior to the end of the period he is employed by the Company under this Agreement or otherwise relating to the business of the Company or of any its customers or suppliers shall not be published, disclosed, or made accessible by him to any other person, firm, or corporation either during or after the termination of his employment or used by him except during the Employment Period in the business and for the benefit of the Company, in each case without prior written permission of the Company. Employee shall return all tangible evidence of such confidential information to the Company prior to or at the termination of his employment.

         Section 10.       Termination.

         Employee's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

                  (a) Death. Employee's employment hereunder shall terminate upon his death.

                  (b) Disability. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from his duties hereunder on a full-time basis for the entire period of six consecutive months, and within 30 days after a Notice of Termination (as defined in Section 10(e)) is given shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate Employee's employment hereunder.



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                  (c) Cause.  The Company may  terminate  Employee's  employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment hereunder upon (i) the willful and continued failure by Employee to substantially perform his duties or obligations hereunder (other than any such failure resulting from Employee's incapacity due to physical or mental illness), after demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes Employee has not substantially performed his duties or obligations, or (ii) the willful engaging by Employee in misconduct which is materially monetarily injurious to the Company. For purposes of this paragraph, no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Cause without (i) reasonable notice to Employee setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for Employee, together with his counsel, to be heard before the Board, and (iii) delivery to Employee of a Notice of Termination from the Board finding that in the good faith opinion of the Board Employee was guilty of conduct set forth above in clause (i) or (ii) of the preceding sentence, and specifying the particulars thereof in detail.

                  (d) Termination by Employee. Employee may terminate his employment hereunder (i) for Good Reason (as defined below) or (ii) if his health should become impaired to an extent that makes his continued performance of his duties hereunder hazardous to his physical or mental health or his life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request, Employee shall submit to an examination by a doctor selected by the Company and such doctor shall have concurred in the conclusion of Employee's doctor. For purposes of this Agreement, "Good Reason" shall mean (i) a change in control of the Company (as defined below), (ii) a management change in control of the Company (as defined below), (iii) a failure by the Company to comply with any material provision of this Agreement which has not been cured within ten days after notice of such noncompliance has been given by Employee to the Company, or (iv) any purported termination of Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of
Section 10(e) (and for purposes of this Agreement no such purported termination shall be effective). For purposes of this Agreement, a "change in control" of the Company shall mean any of the following, but only if not approved by the Board, (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than a change of control resulting in control by Jerome Feldman or Employee or a group including Jerome Feldman or Employee, (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Jerome Feldman or Employee or a group including Jerome Feldman or Employee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (iii) the Company and its affiliates owning less than a majority of the voting stock of General Physics Corporation ("GPC"), (iv) the sale of all or substantially all of the assets of GPC, or (v) at any time when there has not been a management change of control of the Company, individuals who were either nominated for election by the Board or were elected by the Board cease for any reason to constitute at least a majority of the Board. For purposes of this Agreement, a "management change in control" of the Company shall mean either of the following
(i) an event that would have constituted a change of control of the Company if it had not been approved by the Board or (ii) a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, resulting in control by a buy-out group including Jerome Feldman but not Employee. For purposes of the foregoing definitions, a group shall not be deemed to include Employee if he declines the opportunity to join such group.


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                  (e)  Notice of  Termination.  Any  termination  of  Employee's employment by the Company or by Employee (other than termination pursuant to Section 10(a)) shall be communicated by a Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

                  (f) Date of Termination. "Date of Termination" shall mean (i) if Employee's employment is terminated by his death, the date of his death, (ii) if Employee's employment is terminated pursuant to Section 10(b), 30 days after Notice of Termination is given (provided that Employee shall not have returned to the performance of his duties on a full-time basis during such 30 day period), and (iii) if Employee's employment is terminated for any other reason, the date specified in the Notice of Termination, which shall not be earlier than the date on which the Notice of Termination is given; provided that if within 30 days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is resolved, either by mutual written agreement of the parties or by a judgment, order, or decree of a court of competent jurisdiction.

         Section 11.       Compensation Upon Termination or During Disability.

                  (a) During any period that Employee fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("disability period"), Employee shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 10(b), provided that payments so made to Employee during the disability period shall be reduced by the sum of the amounts, if any, payable to Employee at or prior to the time of any such payment under disability benefit plans of the Company and which were not previously applied to reduce any such payment.

                  (b) If Employee's employment is terminated by his death, the Company shall pay to Employee's spouse, or if he leaves no spouse to his estate, an amount equal to his full salary at the rate then in effect for a period of one year after the date of death.

                  (c) If Employee's employment shall be terminated for Cause, the Company shall pay Employee his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.



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                   (d) If (i) in breach of this  Agreement,  the  Company  shall terminate Employee's employment other than pursuant to Section 10(b) or 10(c) (it being understood that a purported termination pursuant to Section 10(b) or 10(c) which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (ii) Employee shall terminate his employment for Good Reason (other than as a result of a management change of control), then

                                    (A) the Company  shall (I) pay  Employee his
                           full salary and provide Employee his benefits through the Date of Termination at the rate or level in effect at the time Notice of Termination is given and
                           (II) pay Employee his full Bonus for the calendar year in which the Date of Termination occurs, at such time as such Bonus would have been paid if Employee's employment by the Company had not so terminated;

                                    (B) in lieu of any  further  salary or bonus
                           payments to Employee for periods subsequent to the Date of Termination, the Company shall pay as severance pay to Employee an amount equal to (1) Employee's average annual cash compensation received from the Company during the three full calendar years immediately preceding the Date of Termination, multiplied by (2) the greater of (w) the number of years (including partial years) that would have been remaining in the Employment Period if Employee's employment by the Company had not so terminated but the Employment Period were not thereafter extended pursuant to the proviso of Section 3 and (x) three, such payment to be made (y) if Employee's termination is based on a change of control of the Company, in a lump sum on or before the fifth day following the Date of Termination, or (z) if Employee's termination results from any other cause, in substantially equal semimonthly installments on the fifteenth and last days of each month commencing with the month in which the Date of Termination occurs and continuing for the number of consecutive semimonthly payment dates (including the first such date as aforesaid) equal to the product obtained by multiplying the number of years (including partial years) applicable under clause (w) above by 24;

                                    (C) all  options to purchase  the  Company's
                           common stock granted to Employee under the Company's option plan or otherwise shall immediately become fully vested and shall terminate on such date as they would have terminated if Employee's employment by the Company had not terminated and, if Employee's termination is based on a change of control of the Company and Employee elects, not more than 30 days after the Date of Termination, to surrender any or all of such options to the Company, the Company shall pay Employee on or before the fifth day following such surrender a lump sum cash payment equal to the excess of (1) the fair market value on the Date of Termination of the securities issuable upon exercise of the options surrendered over (2) the aggregate exercise price of the options surrendered;



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                                    (D) the Company shall maintain in full force
                           and effect, for the continued benefit of Employee, for a number of years equal to the greater of (1) the number of years (including partial years) that would have been remaining in the Employment Period if Employee's employment by the Company had not so
                           terminated  but  the   Employment   Period  were  not
                           thereafter   extended  pursuant  to  the  proviso  of
                           Section 3 and (2) three, all employee benefit plans and programs in which Employee was entitled to
                           participate   immediately   prior   to  the  Date  of
                           Termination   provided  that   Employee's   continued
                           participation is possible under the general terms and provisions of such plans and programs. In the event that Employee's participation in any such plan or program is barred, the Company shall arrange to provide Employee with benefits substantially similar to those which Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and
                                    (E) if termination of Employee's  employment
                           arises out of a breach by the Company of this Agreement, the Company shall pay all other damages to which Employee may be entitled as a result of such breach, including damages for any and all loss of benefits to Employee under the Company's employee benefit plans which Employee would have received if the Company had not breached this Agreement and had
                           Employee's   employment   continued   for  the   then
                           remaining  term  of the  Employment  Period  but  the
                           Employment   Period  were  not  thereafter   extended
                           pursuant to the proviso of Section 3, and including all reasonable legal fees and expenses incurred by him as a result of such termination.

                   (e) If Employee shall terminate his employment for Good Reason as a result of a management change of control, then

                                    (A) the Company  shall (I) pay  Employee his
                           full salary and provide Employee his benefits through the Date of Termination at the rate or level in effect at the time Notice of Termination is given and
                           (II) pay Employee his full Bonus for the calendar year in which the Date of Termination occurs, at such time as such Bonus would have been paid if Employee's employment by the Company had not so terminated;

                                    (B) in lieu of any  further  salary or bonus
                           payments to Employee for periods subsequent to the Date of Termination, the Company shall pay as severance pay to Employee an amount equal to twice Employee's average annual cash compensation received from the Company during the three full calendar years immediately preceding the Date of Termination, such payment to be made in a lump sum on or before the fifth day following the Date of Termination;



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                                    (C) all  options to purchase  the  Company's
                           common stock granted to Employee under the Company's option plan or otherwise shall immediately become fully vested and shall terminate on such date as they would have terminated if Employee's employment by the Company had not terminated and, if Employee elects, not more than 30 days after the Date of Termination, to surrender any or all of such options to the Company, the Company shall pay Employee on or before the fifth day following such surrender a lump sum cash payment equal to the excess of (1) the fair market value on the Date of Termination of the securities issuable upon exercise of the options surrendered over (2) the aggregate exercise price of the options surrendered; and

                                    (D) the Company shall maintain in full force
                           and effect, for the continued benefit of Employee, for two years, all employee benefit plans and programs in which Employee was entitled to participate immediately prior to the Date of Termination provided that Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that Employee's participation in any such plan or program is barred, the Company shall arrange to provide Employee with benefits substantially similar to those which Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred.

                  (f) If Employee shall terminate his employment under Section 10(d)(ii), the Company shall pay Employee his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

                  (g) Employee shall not be required to mitigate the amount of any payment provided for in this Section 11 by seeking other employment or otherwise.

                  (h) Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to pay any portion of any amount otherwise payable to Employee pursuant to this Section 11 if the Company could not reasonably deduct such portion solely by operation of Section 280G of the Internal Revenue Code of 1986, as amended.

         Section 12.       Successors; Binding Agreement.

                  (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and reasonably substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 12(a) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.


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                  (b)  Employee's  rights and  obligations  under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Employee's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees, and shall be binding upon and inure to the benefit of the Company and its successors under Section 12(a). If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to Employee's estate.

         Section 13.       No Third Party Beneficiaries.

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Sections 11(b) and 12).

         Section 14.       Fees and Expenses.

         The Company shall pay all reasonable legal fees and related expenses (including the costs of experts, evidence, and counsel) incurred by Employee as a result of a contest or dispute over Employee's termination of employment if
(a) such contest or dispute is resolved in whole or in part in Employee's favor or (b) Employee reasonably believed in good faith that he had a valid claim. In addition, the Company shall pay Employee interest, at the prime rate of Fleet Bank, National Association, on any amounts payable to Employee hereunder that are not paid when due.

         Section 15.       Representations and Warranties of Employee.

         Employee represents and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder and (b) Employee is under no physical or mental disability that would hinder his performance of duties under this Agreement.

         Section 16.       Life Insurance.

         If requested by the Company, Employee shall submit to such physical examinations and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company, at its expense and for its own benefit, to obtain life insurance on the life of Employee. Employee has no reason to believe that his life is not insurable with a reputable insurance company at rates now prevailing in the City of New York for healthy men of his age.

         Section 17.       Modification.

         This Agreement and the Schedule hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         Section 18.       Notices.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 18). Notice to the estate of Employee shall be sufficient if addressed to Employee as provided in this
Section 18. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         Section 19.       Waiver.

         Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         Section 20.       Headings.

                  The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 21.       Counterparts; Governing Law.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                            GP STRATEGIES CORPORATION


                                             By:



                                             ------------------------------
                                             Scott N. Greenberg

                                                               Exhibit 10.2

                              EMPLOYMENT AGREEMENT

         AGREEMENT, dated as of July 1, 1999, between General Physics Corporation, a Delaware corporation with principal executive offices at 9 West 57th Street, Suite 4170, New York, New York 10019 (the "Company"), and John C. McAuliffe, residing at 4035 Log Trail Way, Reisterstown, Maryland 21136 ("Employee").


                               W I T N E S S E T H

         WHEREAS, the Company desires to employ Employee upon the terms and subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants, and conditions herein contained and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

         Section 1.        Employment.

         The Company hereby agrees to continue to employ Employee, and Employee hereby agrees to continue to serve the Company, all upon the terms and subject to the conditions set forth in this Agreement.

         Section 2.        Capacity and Duties.

         Employee is and shall be employed in the capacity of President of the Company and shall have the duties, responsibilities, and authorities normally performed by the president of a company and such other duties, responsibilities, and authorities as are assigned to him by the Board of Directors of the Company (the "Board") so long as such additional duties, responsibilities, and authorities are consistent with Employee's position and level of authority as President of the Company. Employee shall devote substantially all of his business time and attention to promote and advance the business of the Company.

         Section 3.        Term of Employment.

         Unless sooner terminated in accordance with the provisions of this Agreement, the term of employment of Employee by the Company pursuant to this Agreement shall be for the period (the "Employment Period") commencing on the date hereof and ending on June 30, 2004; provided, however, that if this Agreement has not been terminated in accordance with the provisions hereof (a) prior to June 30, 2002, the Employment Period shall be extended on June 30, 2002 to June 30, 2005 and (b) prior to June 30, 2003, the Employment Period shall be extended on June 30, 2003 to June 30, 2006.

         Section 4.        Place of Employment.

         Employee's principal place of work shall be located at the principal offices of the Company, currently located in Columbia, Maryland. The Company's principal offices shall not be relocated outside of the Maryland Metropolitan Area without Employee's consent.

         Section 5.        Compensation.

         During the Employment Period, subject to all the terms and conditions of this Agreement and as compensation for all services to be rendered by Employee under this Agreement, the Company shall pay to or provide Employee with the following:

                  (a) Base Salary. Commencing July 1, 1999, the Company shall pay to Employee a base annual salary at the rate of $250,000. Each July 1 during the Employment Period, commencing July 1, 2000, the base annual salary shall be increased, as determined by the Board, by a minimum of 5%. The base salary will be payable at such intervals (at least monthly) as salaries are paid generally to other executive officers of the Company.

                  (b) Signing Bonus. Upon execution of this Agreement, the Company shall pay to Employee a $300,000 signing bonus. In addition, Employee shall have the right to allocate bonuses in an aggregate amount of up to $800,000 to employees of the Company other than Employee, Doug Sharp, and John Moran, which bonuses shall be payable within 60 days of the execution of this Agreement provided that each such employee enters into an agreement with the Company, in reasonably acceptable form, in which such employee agrees to return his or her bonus to the Company if his or her employment with the Company terminates prior to July 1, 2002.

                  (c)  Bonus.  Each  December  during  the  Employment   Period,
commencing in 2000, the Board shall determine Employee's bonus (the "Bonus") for the year then ending, based upon the formula attached hereto as Schedule A.

                  (d) Options. The Company shall cause GP Strategies Corporation ("GPS") to grant to Employee under GPS's option plan, options to purchase 100,000 shares of the common stock of GPS at an exercise price equal to the market price on the date of grant. Such options shall vest 20% on the date hereof and 20% on each July 1 commencing July 1, 2000, shall terminate on June 30, 2004, and shall accelerate as provided in Section 11(d)(ii)(C).

                  (e) Vacation. Employee shall be entitled to vacation in accordance with the Company's policy for its senior executives. Vacation may be carried into the subsequent year if not used in the year earned.

                  (f) Automobile. The Company shall provide Employee with an automobile of his choice (comparable to the automobile currently provided by the Company to Employee) at the Company's expense and shall pay the maintenance, gas, and insurance expenses in connection with such automobile. Such automobile shall be equipped with a car phone to be paid for by the Company.

                  (g) Club Dues. The Company shall pay up to $10,000 a year in membership dues in such country club as shall be specified by Employee. Employee shall use such country club primarily to further the Company's business.

                  (h) Life and Disability Insurance. The Company shall maintain the existing life and disability insurance policies covering Employee.

                  (i) Employee Benefit Plans. Employee shall be entitled to participate in all employee benefit plans maintained by the Company for its senior executives or employees, including without limitation the Company's medical and 401(k) plans.

         Section 6.        Expenses.

         The Company shall reimburse Employee for all reasonable expenses (including, but not limited to, business travel and customer entertainment expenses) incurred by him in connection with his employment hereunder in accordance with the written policy and guidelines established by the Company for executive officers.

         Section 7.        Non-Competition, Non-Solicitation.

                  Employee agrees that he will not during the period he is employed by the Company under this Agreement or otherwise and for a period of nine months thereafter, directly or indirectly, (a) solicit the employment of, or encourage to leave the employment of GPS or the Company or any of their respective subsidiaries, any person who is now employed by GPS or the Company or any of their respective subsidiaries, (b) hire any employee or former employee of GPS or the Company or any of their respective subsidiaries, or (c) compete with or be engaged in the same business as GPS or the Company or any of their respective subsidiaries, or be employed by, or act as consultant or lender to, or be a director, officer, employee, owner, or partner of, any business or organization which, during the period Employee is employed by the Company under this Agreement or otherwise, directly or indirectly competes with or is engaged in the same business as GPS or the Company or any of their respective subsidiaries, except that in each case the provisions of this Section 7 will not be deemed breached merely because Employee owns not more than 1% of the outstanding common stock of a corporation, if, at the time of its acquisition by Employee, such stock is listed on a national securities exchange, is reported on NASDAQ, or is regularly traded in the over-the-counter market by a member of a national securities exchange; provided, however, that this Section 7 shall not apply if (i) in breach of this Agreement, the Company shall terminate Employee's employment other than pursuant to Section 10(b) or 10(c) (it being understood that a purported termination pursuant to Section 10(b) or 10(c) which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (ii) Employee shall terminate his employment for Good Reason (as hereinafter defined). If the Employment Period ends on June 30, 2006, the Company shall pay Employee during the period after the Employment Period that Employee is subject to this Section 7, provided that Employee is in full compliance with this Section 7, at the rate of his base annual salary received from the Company during the last year of the Employment Period, payable at such intervals (at least monthly) as salaries are paid generally to executive officers of the Company, which obligation shall cease after nine months or such earlier time as the Company, in its sole discretion, releases Employee from the provisions of this Section 7.

         Section 8.        Patents.

                  Any interest in patents, patent applications, inventions, copyrights, developments, and processes ("Such Inventions") which Employee now or hereafter during the period he is employed by the Company under this Agreement or otherwise may own or develop relating to the fields in which the Company or any of its subsidiaries may then be engaged shall belong to the Company; and forthwith upon request of the Company, Employee shall execute all such assignments and other documents and take all such other action as the Company may reasonably request in order to vest in the Company all his right, title, and interest in and to Such Inventions free and clear of all liens, charges, and encumbrances.

         Section 9.        Confidential Information.

                  All confidential information which Employee may now possess, may obtain during or after the Employment Period, or may create prior to the end of the period he is employed by the Company under this Agreement or otherwise relating to the business of the Company or of any its customers or suppliers shall not be published, disclosed, or made accessible by him to any other person, firm, or corporation either during or after the termination of his employment or used by him except during the Employment Period in the business and for the benefit of the Company, in each case without prior written permission of the Company. Employee shall return all tangible evidence of such confidential information to the Company prior to or at the termination of his employment.

         Section 10.       Termination.

         Employee's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

                  (a) Death. Employee's employment hereunder shall terminate upon his death.

                  (b) Disability. If, as a result of Employee's incapacity due to physical or mental illness, Employee shall have been absent from his duties hereunder on a full-time basis for the entire period of six consecutive months, and within 30 days after a Notice of Termination (as defined in Section 10(e)) is given shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate Employee's employment hereunder.

                  (c) Cause. The Company may terminate Employee's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Employee's employment hereunder upon (i) the willful and continued failure by Employee to substantially perform his duties or obligations hereunder (other than any such failure resulting from Employee's incapacity due to physical or mental illness), after demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes Employee has not substantially performed his duties or obligations, or (ii) the willful engaging by Employee in misconduct which is materially monetarily injurious to the Company. For purposes of this paragraph, no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Cause without (i) reasonable notice to Employee setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for Employee, together with his counsel, to be heard before the Board, and (iii) delivery to Employee of a Notice of Termination from the Board finding that in the good faith opinion of the Board Employee was guilty of conduct set forth above in clause (i) or (ii) of the preceding sentence, and specifying the particulars thereof in detail.

                  (d) Termination by Employee. Employee may terminate his employment hereunder (i) for Good Reason or (ii) if his health should become impaired to an extent that makes his continued performance of his duties hereunder hazardous to his physical or mental health or his life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request, Employee shall submit to an examination by a doctor selected by the Company and such doctor shall have concurred in the conclusion of Employee's doctor. For purposes of this Agreement, "Good Reason" shall mean (i) a change in control of GPS (as defined below), (ii) a failure by the Company to comply with any material provision of this Agreement which has not been cured within ten days after notice of such noncompliance has been given by Employee to the Company, or (iii) any purported termination of Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of
Section 10(e) (and for purposes of this Agreement no such purported termination shall be effective). For purposes of this Agreement, a "change in control" of GPS shall mean any of the following (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than a change of control resulting in control by Jerome Feldman or Employee or a group including Jerome Feldman or Employee, (ii) a change in control of a nature that would be required to be reported in response to Item 1(a) of Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, resulting in control by a buy-out group including Jerome Feldman but not Employee, (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Jerome Feldman or Employee or a group including Jerome Feldman or Employee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of GPS representing 20% or more of the combined voting power of GPS's then outstanding securities, (iv) GPS and its affiliates owning less than a majority of the voting stock of the Company, (v) the sale of all or substantially all of the assets of the Company, or (vi) at any time individuals who were either nominated for election by the Board of Directors of GPS or were elected by the Board of Directors of GPS cease for any reason to constitute at least a majority of the Board of Directors of GPS. For purposes of the foregoing definition, a group shall not be deemed to include Employee if he declines the opportunity to join such group.

                  (e) Notice of Termination. Any termination of Employee's employment by the Company or by Employee (other than termination pursuant to

Section 10(a)) shall be communicated by a Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

                  (f) Date of Termination. "Date of Termination" shall mean (i) if Employee's employment is terminated by his death, the date of his death, (ii) if Employee's employment is terminated pursuant to Section 10(b), 30 days after Notice of Termination is given (provided that Employee shall not have returned to the performance of his duties on a full-time basis during such 30 day period), and (iii) if Employee's employment is terminated for any other reason, the date specified in the Notice of Termination, which shall not be earlier than the date on which the Notice of Termination is given; provided that if within 30 days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is resolved, either by mutual written agreement of the parties or by a judgment, order, or decree of a court of competent jurisdiction.

         Section 11.       Compensation Upon Termination or During Disability.

                  (a) During any period that Employee fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("disability period"), Employee shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated pursuant to Section 10(b), provided that payments so made to Employee during the disability period shall be reduced by the sum of the amounts, if any, payable to Employee at or prior to the time of any such payment under disability benefit plans of the Company and which were not previously applied to reduce any such payment.

                  (b) If Employee's employment is terminated by his death, the Company shall pay to Employee's spouse, or if he leaves no spouse to his estate, an amount equal to his full salary at the rate then in effect for a period of one year after the date of death.

                  (c) If Employee's employment shall be terminated for Cause, the Company shall pay Employee his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

                   (d) If (i) in breach of this Agreement, the Company shall terminate Employee's employment other than pursuant to Section 10(b) or 10(c) (it being understood that a purported termination pursuant to Section 10(b) or 10(c) which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (ii) Employee shall terminate his employment for Good Reason, then

                                    (A) the Company  shall (I) pay  Employee his
                           full salary and provide Employee his benefits through the Date of Termination at the rate or level in effect at the time Notice of Termination is given and
                           (II) pay Employee his full Bonus for the calendar year in which the Date of Termination occurs, at such time as such Bonus would have been paid if Employee's employment by the Company had not so terminated;

                                    (B) in lieu of any  further  salary or bonus
                           payments to Employee for periods subsequent to the Date of Termination, the Company shall pay as severance pay to Employee an amount equal to (1) Employee's average annual cash compensation received from the Company during the three full calendar years immediately preceding the Date of Termination, multiplied by (2) the greater of (w) the number of years (including partial years) that would have been remaining in the Employment Period if Employee's employment by the Company had not so terminated but the Employment Period were not thereafter extended pursuant to the proviso of Section 3 and (x) three, such payment to be made (y) if Employee's termination is based on a change of control of the Company, in a lump sum on or before the fifth day following the Date of Termination, or (z) if Employee's termination results from any other cause, in substantially equal semimonthly installments on the fifteenth and last days of each month commencing with the month in which the Date of Termination occurs and continuing for the number of consecutive semimonthly payment dates (including the first such date as aforesaid) equal to the product obtained by multiplying the number of years (including partial years) applicable under clause (w) above by 24;

                                    (C) all  options to purchase  the  Company's
                           common stock granted to Employee under the Company's option plan or otherwise shall immediately become fully vested and shall terminate on such date as they would have terminated if Employee's employment by the Company had not terminated and, if Employee's termination is based on a change of control of the Company and Employee elects, not more than 30 days after the Date of Termination, to surrender any or all of such options to the Company, the Company shall pay Employee on or before the fifth day following such surrender a lump sum cash payment equal to the excess of (1) the fair market value on the Date of Termination of the securities issuable upon exercise of the options surrendered over (2) the aggregate exercise price of the options surrendered;

                                    (D) the Company shall maintain in full force
                           and effect, for the continued benefit of Employee, for a number of years equal to the greater of (1) the number of years (including partial years) that would have been remaining in the Employment Period if Employee's employment by the Company had not so terminated but the Employment Period were not thereafter extended pursuant to the proviso of
                           Section 3 and (2) three, all employee benefit plans and programs in which Employee was entitled to participate immediately prior to the Date of Termination provided that Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that Employee's participation in any such plan or program is barred, the Company shall arrange to provide Employee with benefits substantially similar to those which Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and

                                    (E) if termination of Employee's  employment
                           arises out of a breach by the Company of this Agreement, the Company shall pay all other damages to which Employee may be entitled as a result of such breach, including damages for any and all loss of benefits to Employee under the Company's employee benefit plans which Employee would have received if the Company had not breached this Agreement and had Employee's employment continued for the then remaining term of the Employment Period but the Employment Period were not thereafter extended pursuant to the proviso of Section 3, and including all reasonable legal fees and expenses incurred by him as a result of such termination.

                  (e) If Employee shall terminate his employment under Section 10(d)(ii), the Company shall pay Employee his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

                  (f) Employee shall not be required to mitigate the amount of any payment provided for in this Section 11 by seeking other employment or otherwise.

                  (g) Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to pay any portion of any amount otherwise payable to Employee pursuant to this Section 11 if the Company could not reasonably deduct such portion solely by operation of Section 280G of the Internal Revenue Code of 1986, as amended.

         Section 12.       Successors; Binding Agreement.

                  (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and reasonably substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 12(a) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                  (b) Employee's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Employee's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees, and shall be binding upon and inure to the benefit of the Company and its successors under Section 12(a). If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to Employee's estate.

         Section 13.       No Third Party Beneficiaries.

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Sections 11(b) and 12).

         Section 14.       Fees and Expenses.

         The Company shall pay all reasonable legal fees and related expenses (including the costs of experts, evidence, and counsel) incurred by Employee as a result of a contest or dispute over Employee's termination of employment if
(a) such contest or dispute is resolved in whole or in part in Employee's favor or (b) Employee reasonably believed in good faith that he had a valid claim. In addition, the Company shall pay Employee interest, at the prime rate of Fleet Bank, National Association, on any amounts payable to Employee hereunder that are not paid when due.

         Section 15.       Representations and Warranties of Employee.

         Employee represents and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder and (b) Employee is under no physical or mental disability that would hinder his performance of duties under this Agreement.

         Section 16.       Life Insurance.

         If requested by the Company, Employee shall submit to such physical examinations and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company, at its expense and for its own benefit, to obtain life insurance on the life of Employee. Employee has no reason to believe that his life is not insurable with a reputable insurance company at rates now prevailing in the City of New York for healthy men of his age.

         Section 17.       Modification.

         This Agreement and the Schedule hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         Section 18.       Notices.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 18). Notice to the estate of Employee shall be sufficient if addressed to Employee as provided in this
Section 18. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         Section 19.       Waiver.

         Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         Section 20.       Headings.

                  The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 21.       Counterparts; Governing Law.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                       GENERAL PHYSICS CORPORATION


                                       By:
                                             John C. McAuliffe

             The undersigned hereby guarantees the performance by General Physics Corporation of its obligations under the foregoing Agreement.


                                        GP STRATEGIES CORPORATION


                                        By:

                                   Schedule A


         Employee's bonus for each calendar year during the Employment Period, commencing 2000, shall equal (i) 1% of Employee's base salary for that year for each 1% increase in EBITDA from the prior year's EBITDA, up to a 10% increase in EBITDA, (ii) 2% of Employee's base salary for that year for each 1% increase in EBITDA from the prior year's EBITDA, in excess of a 10% increase up to a 15% increase in EBITDA, and (iii) 3% of Employee's Base Salary for that year for each 1% increase in EBITDA from the prior year's EBITDA, in excess of a 15% increase up to a 25% increase in EBITDA. The maximum bonus for any calendar year during the Employment Period, shall equal 50% of Employee's base salary for that year.

         EBITDA shall mean the consolidated earnings of G P C and its subsidiaries before interest, taxes, depreciation and amortization, excluding extraordinary or unusual nonrecurring items of income and expense (including without limitation, restructuring charges, severance, write off of goodwill, future lease expense and similar items), determined in accordance with generally accepted accounting principles by GPC's independent accountants. In calculating the bonus for any year in which GPC or its subsidiaries acquires any business, the EBITDA for the prior year shall be adjusted to reflect the budgeted EBITDA of the acquired business (as set forth in the budget numbers on which the acquisition was based) for the period from the date of the acquisition to the end of the calendar year in which the acquisition takes place. In calculating the bonus for any year in which GPC or its subsidiaries disposes of any business, the EBITDA for that year and the prior year shall be adjusted to eliminate income and expense reasonably attributable to the disposed of business. The bonus for any year shall be paid not later than 30 days after delivery of GPC's audited financial statements for that year.